UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 25, 2022

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 25, 2022. At the Annual Meeting, the shareholders of the Company voted on the following matters submitted to them for consideration:

1.The Company’s shareholders elected all persons nominated as directors to serve until the Company’s 2023 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Ellen R. Alemany	449,273,601	78,273,468	266,618	24,546,851
Vijay D'Silva	526,828,226	710,191	275,270	24,546,851
Jeffrey A. Goldstein	519,928,888	7,604,203	280,596	24,546,851
Lisa A. Hook	522,012,235	5,537,416	264,036	24,546,851
Keith W. Hughes	458,622,362	68,893,440	297,885	24,546,851
Kenneth T. Lamneck	517,834,857	9,698,574	280,256	24,546,851
Gary L. Lauer	508,473,985	19,063,643	276,059	24,546,851
Gary A. Norcross	504,634,952	21,246,009	1,932,726	24,546,851
Louise M. Parent	516,462,652	11,083,957	267,078	24,546,851
Brian T. Shea	514,497,973	13,037,868	277,846	24,546,851
James B. Stallings, Jr	518,987,504	8,550,269	275,914	24,546,851
Jeffrey E. Stiefler	508,286,767	18,886,147	640,773	24,546,851

2.The Company’s shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 339,208,725 votes for, 187,005,564 votes against, 1,599,398 abstentions and 24,546,851 broker non-votes.

3.The Company’s shareholders voted upon and approved the Fidelity National Information Services, Inc. 2022 Omnibus Incentive Plan, with 500,876,700 votes for, 25,074,409 votes against, 1,862,578 abstentions and 24,546,851 broker non-votes.

4.The Company’s shareholders voted upon and approved the Fidelity National Information Services, Inc. Employee Stock Purchase Plan, with 505,249,210 votes for, 20,854,480 votes against, 1,709,997 abstentions and 24,546,851 broker non-votes.

5.The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022, with 544,148,750 votes for, 7,929,700 votes against and 282,088 abstentions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 26, 2022	By:	/s/ Charles H. Keller
		Name:	Charles H. Keller
		Title:	Senior Vice President, Sr. Deputy General Counsel and Corporate Secretary